SUMMARY PROSPECTUS	March 29, 2024

Q3 All-Season Active Rotation ETF (QVOY)

Before you invest, you may want to review the Fund’s prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.q3allseasonfunds.com. You can also get this information at no cost by calling 1-855-784-2399 or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated March 29, 2024, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Q3 All-Season Active Rotation ETF (the “Fund”) seeks to achieve long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%
Other Expenses	0.43%
Acquired Fund Fees and Expenses(1)	0.22%
Total Annual Fund Operating Expenses	1.30%

(1)	“Total Annual Fund Operating Expenses” will not correlate to the ratio of the expenses to the average net assets in the Fund’s Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses”.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$132	$412	$713	$1,568

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio) . A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example above, affect the Fund’s performance. This portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions. During the most recent fiscal period, the Fund’s portfolio turnover rate was 581% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in shares of other investment companies, including exchange-traded funds (“ETFs”), open-end mutual funds, and closed-end funds (collectively, “Portfolio Funds”) across four category “sleeves”: core equity, active equity, bonds, and alternatives.

The Adviser establishes fixed target weightings for each sleeve based on the Adviser’s assessment of risk measures (including, without limitation, standard deviation and maximum loss), which weightings are periodically reviewed and may be changed overtime.

The Adviser selects investments within each sleeve according to the Adviser’s proprietary, rules-based analytical approach for identifying the Portfolio Funds that have exhibited recent relative performance strength. The Adviser measures performance strength by reviewing a Portfolio Fund’s price action over various recent periods generally spanning between one and nine months. Portfolio Funds within each sleeve’s investment universe are then ranked against each other based on their relative performance strength, and the Adviser selects the top -ranked Portfolio Funds within each sleeve’s investment universe for investment by the Fund, with each selected Portfolio Fund within a sleeve weighted equally. The Adviser evaluates the relative strength of eligible investment options on a weekly basis, though positions are generally held for at least 30 days. The Fund will generally hold positions in at least two Portfolio Funds within each sleeve, however the Adviser may determine from time to time to allocate some or all of the active equity, alternative and/or bond sleeve to cash or cash equivalent securities, including short-term debt securities, repurchase agreements and money market mutual fund shares (“Money Market Instruments”) depending on market conditions.

Each sleeve (core equity, active equity bonds, alternatives, bonds) has a separate investable universe of Portfolio Funds selected by the Adviser based on the Adviser’s assessment of factors including a Portfolio Fund’s historic returns, risks, liquidity profile, AUM, and other factors. The investment universe for the core equity sleeve is comprised of equity focused Portfolio Funds that are typically index-based and seek to replicate the performance of traditional equity “style boxes,” such as large/small/mid cap and growth/value. The investment universe for the active equity sleeve is comprised of equity focused Portfolio Funds with actively managed strategies such as smart-beta Portfolio Funds and Portfolio Funds that focus on particular sectors or sub-sectors of the economy or that focus on investment in international securities. The investment universe for the bonds sleeve is comprised of fixed-income Portfolio Funds across the fixed income landscape including Portfolio Funds that focus on: municipal securities, international bonds, corporate bonds, Treasury securities, and short-term fixed- income securities. The investment universe for the alternatives sleeve is comprised of Portfolio Funds that focus on asset classes that historically have had low correlation to both the equity and bond markets, including Portfolio Funds that focus on: currencies, commodities, precious metals, real estate (including real estate investment trusts (“REITS”)), and master limited partnerships (“MLPs”).

The Fund will rotate into, and out of positions on a periodic basis, and the Fund’s portfolio is therefore expected to be traded frequently with annual portfolio turnover anticipated to be between 1000-1500%, which will result in increased transaction costs for the Fund and may adversely affect the Fund’s performance.

Because the Fund will invest in the Portfolio Funds that the Adviser identifies as exhibiting relative strength, the Fund, at times, may have increased exposure to certain sectors of the economy when such sector(s) are exhibiting strong performance. During certain market conditions, notably those which the Fund deems to be relatively unattractive for equities the Fund may increase exposure to Portfolio Funds that the Adviser believes will aid in the preservation of capital. This may, at times, result in the Fund’s portfolio holding Portfolio Funds across both equities and fixed-income securities simultaneously. The Fund may indirectly invest in equity securities of all capitalization ranges and in debt securities of all credit qualities.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund or ETF investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. The Fund’s exposure to the risks discussed below may be through the Fund’s direct investments or indirect through the Fund’s investments in the underlying Portfolio Funds. An investment in the Fund is not insured or guaranteed by any government agency. The Fund is subject to the following principal risks:

Equity Securities Risk. The prices of equity securities in which the Fund invests indirectly through Portfolio Funds may fluctuate in response to many factors, including, but not limited to, the activities of the individual issuers, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses.

●	Large-Cap Company Risk. Large-capitalization companies may be unable to respond as quickly as smaller companies to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

●	Small-Cap and Mid-Cap Company Risk. Investing in small- and mid-capitalization companies involves greater risk than is customarily associated with larger, more established companies. Small- and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources. Due to these and other factors, stocks of small- and mid-cap companies may be more susceptible to market downturns and other events, less liquid, and their prices may be more volatile.

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, such as changes in government economic policies, political turmoil, environmental events, trade disputes, and epidemics or other public health issues, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.

Management Risk. Unlike many ETFs that have a passive investment strategy, the Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Quantitative Model Risk. Quantitative models used by the Adviser may not effectively identify distinct market states and may cause the Fund to underperform other investment strategies. Flaws or errors in the Adviser’s quantitative model’s assumptions, design, execution, or data inputs, or changes in historical trends may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.

Momentum Style Risk. The Adviser employs a “momentum” style of investing for the Fund, which emphasizes investing in securities that have had higher recent price performance compared to other securities. This style of investing is subject to the risk that these securities may be more volatile than a broader cross- section of securities. Momentum can turn quickly, and investments that have previously exhibited price momentum may not continue to do so, may be considered overvalued, and may decline faster than other investments. The Fund may experience losses if momentum stops, reverses or otherwise behaves differently than predicted.

Sector Risk. Because at times the Fund may emphasize investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for funds that do not emphasize investment in particular sectors. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share.

Foreign Securities Risk. The Fund may, directly or indirectly, invest in foreign securities on foreign exchanges or in American Depository Receipts (“ADRs”). Investments in foreign securities involve risks that may be different from those of U.S. securities. Foreign securities are subject to individual country risk, less favorable reporting and disclosure risk, currency exchange risk, greater volatility, and may have higher liquidity risk than U.S.-registered securities.

●	ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities such as individual country, currency exchange, volatility, and liquidity risks.

●	Foreign Currency Risk. The Fund may invest indirectly in foreign securities and therefore be indirectly exposed to foreign currencies. The value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund.

Fund of Funds Structure Risk. Investments in Portfolio Funds (i.e., ETFs and open end and closed end mutual funds) subject the Fund to paying its proportionate share of fees and expenses from those investments. In other words, by investing in the Fund, you will indirectly bear fees and expenses charged by the Portfolio Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to restrictions that may limit the amount of any particular Portfolio Fund that the Fund may own. However, the Fund may invest in Portfolio Funds in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of Portfolio Funds beyond the limitations otherwise imposed by the 1940 Act (“Rule 12d1-4”), subject to certain conditions . To the extent the Fund relies on Rule 12d1-4 to invest in Portfolio Funds, the risks described above may be greater than if the Fund limited its investment in Portfolio Funds in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4. The Fund is exposed to the risks associated with the securities and other investments held by its Portfolio Funds. The value of any Portfolio Fund will fluctuate according to the performance of that Portfolio Fund.

ETF Risk. Individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. The price of such shares is based on market price, and because ETF shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange- traded security, includes a “bid ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares.

●	Market Value Risk. The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).
●	Tracking Risk. Index-based Portfolio Funds may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, Portfolio Funds may incur expenses not incurred by their applicable indices. Certain securities comprising these indices may, from time to time, temporarily be unavailable, which may further impede a Portfolio Fund’s ability to track its applicable indices or match its performance.

●	Sampling Risk. Index-based Portfolio Funds may utilize a representative sampling approach to track their respective underlying indices. Index-based Portfolio Funds that utilize a representative sampling approach are subject to an increased risk of tracking error because the securities selected for the Portfolio Fund in the aggregate may vary from the investment profile of the underlying index. Additionally, if using a representative sampling approach, a Portfolio Fund will typically hold a smaller number of securities than the underlying index, and as a result, an adverse development to a Portfolio Fund could result in a greater decline in NAV than would be the case if the Portfolio Fund held all of the securities in the underlying index.

Fixed-income Securities Risk. The Fund may invest, indirectly through Portfolio Funds, in fixed-income securities, including corporate debt securities, municipal securities and U.S. Government obligations. Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. A debt security’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. There are risks associated with the potential investment of the Fund’s assets in fixed-income securities, which may include credit risk, interest rate risk and maturity risk as described below:

●	Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed-income security or counterparty to a transaction involving one or more bonds will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security may be reduced. The Fund may be subject to credit risk to the extent that it invests, indirectly through Portfolio Funds, in fixed-income securities that involve a promise by a third party to honor an obligation with respect to the fixed-income security. Securities rated BBB by S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

●	Interest Rate Risk. The price of a bond or a fixed-income security is dependent, in part, upon interest rates. Therefore, the share price and total return of the Fund when investing a significant portion of its assets, indirectly through Portfolio Funds, in fixed-income securities, will vary in response to changes in interest rates. There is the possibility that the value of the Fund’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a more pronounced effect if the Fund holds a significant portion of its assets, indirectly through Portfolio Funds, in fixed-income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed-income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities, indirectly through Portfolio Funds, by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at lower prevailing interest rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities, directly or indirectly by the Fund, can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

●	Maturity Risk. Maturity risk is another factor that can affect the value of the Fund’s fixed-income holdings. Certain Portfolio Funds may not have a limitation policy regarding the length of maturity for their fixed-income holdings. In general, fixed-income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed-income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

●	Foreign Fixed-Income Securities. Investing in foreign fixed-income securities has the same risks as investing in foreign securities generally. In addition, foreign corporate bonds are subject to the risks that foreign companies may not be subject to uniform audit, financial reporting or disclosure standards, practices or requirements comparable to those found in the U.S., which may make it more difficult to evaluate the business and/or financial position of the issuer and the value of the bond. Foreign government bonds are also subject to the risks that governmental issuers of fixed-income securities may be unwilling to pay interest and repay principal when due or may require that conditions for payment be renegotiated. Volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S.

Portfolio Turnover Risk. Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of capital gains, including net short-term capital gains, which must generally be distributed to shareholders. Therefore, high portfolio turnover may reduce the Fund’s returns and increase taxable distributions to shareholders.

Real Estate Investment Trust (“REIT”) Risk. REITs are susceptible to real estate risk and their operating expenses are separate from those of the Fund. Therefore, the Fund’s investments in REITs will result in the layering of expenses, which shareholders will indirectly, but proportionally, bear.

Commodity Risk. Exposure to commodities through Portfolio Funds that invest in commodities may subject an investor to greater volatility than investments in traditional securities. The value of such investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Precious Metals Risk. Prices of gold and other precious metal stocks can be extremely volatile and may be directly or indirectly influenced by a variety of global economic, financial and political factors. The prices of gold and other precious metals may experience unusual price movements over short periods of time, which movements typically are not closely tied to the general movements of the stock market. The price of gold and precious metals may be affected by supply and demand, real or perceived inflationary trends and unpredictable monetary policies.

MLP Risk. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Exchange -Traded Risk. Because the Fund’s shares are traded on an exchange, they are subject to additional risks:

●	The Fund’s shares are listed for trading on Cboe BZX Exchange, Inc. (the Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of the Fund’s shares will typically approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy the Fund’s shares on the secondary market, and you may receive more or less than NAV when you sell those shares.

●	Although the Fund’s shares are listed for trading on the Exchange, it is possible that an active trading market may not develop or be maintained.

●	Trading of the Fund’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s shares may also be halted if 1) the shares are delisted from the Exchange without first being listed on another exchange, or 2) the Exchange officials determine that such action is appropriate in the interest of a fair and orderly market for the protection of investors.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the “How to Buy and Sell Shares” section of this prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined in the “Purchase and Sale of Fund Shares” section of this prospectus), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

New Fund Risk. The Fund is newly formed and has limited operating history. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy or growing to an economically viable size.

Performance Summary

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad-based securities market index. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, will be available by calling 1-888-348-1255 or by visiting www.q3allseasonfunds.com.

*	This Fund’s year-to-date return through December 31, 2023 was 17.33%.

Quarterly Returns During this Period

Highest	10.16%	(quarter ended June 30, 2023)
Lowest	(1.65%)	(quarter ended September 30, 2023)

		Since Inception
Average Annual Total Returns for	One	(December 6,
Periods Ended December 31, 2023	Year	2022)
Return Before Taxes	17.33%	15.85%
Return After Taxes on Distributions	14.67%	13.20%
Return After Taxes on Distributions and Sale of Fund Shares	10.32%	11.00%
Dow Jones Moderately Aggressive Portfolio Index (reflects no deduction for fees, expenses or taxes)	15.59%	12.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as a 401(k) plan or an individual retirement account (“IRA”).

Management of the Fund

Q3 Asset Management Corporation is the Fund’s investment adviser.

Portfolio	Investment Experience	Primary Title
Managers	with the Fund	with Adviser
Brad Giaimo	Co-Manager of the Fund since its inception in December 2022	Principal/CCO
Adam Quiring	Co-Manager of the Fund since its inception in December 2022	Principal
Bruce Greig, CFA, CAIA	Co-Manager of the Fund since its inception in December 2022	Director of Research

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”) and only to Authorized Participants that have entered into agreements with Northern Lights Distributors, LLC (the “Distributor”), the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

Individual shares may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on the Exchange under the ticker symbol QVOY. Because the shares trade at market prices rather than NAV, shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

An investor may access recent information, including information on the Fund’s net asset value, market price, premiums and discounts and bid-ask spreads, on the Fund’s website at www.q3allseasonfunds.com.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (“IRA”) or 529 college savings plan. Tax -deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund, the Adviser or their respective related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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